Exhibit 99.2

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Institutional Capital Management Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the continuing impact of the economic downturn and the strength of the economic recovery;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Second Quarter 2011 Supplemental Reporting Package	Page 1

Quarterly Highlights

Second Quarter 2011 Supplemental Reporting Package	Page 2

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
REVENUES:
Rental revenues	$63,264	$58,366	$125,598	$116,148
Institutional capital management and other fees	1,129	1,038	2,148	2,005

Total revenues	64,393	59,404	127,746	118,153

OPERATING EXPENSES:
Rental expenses	8,887	8,007	17,582	16,595
Real estate taxes	9,068	9,218	18,507	18,349
Real estate related depreciation and amortization	32,298	28,948	63,441	57,228
General and administrative	7,063	6,362	14,119	12,394
Impairment losses	—	4,556	—	4,556
Casualty gains	(1,244)	—	(1,244)	—

Total operating expenses	56,072	57,091	112,405	109,122

Operating income	8,321	2,313	15,341	9,031
OTHER INCOME AND EXPENSE:
Equity in loss of unconsolidated joint ventures, net	(1,126)	(349)	(2,483)	(907)
Impairment losses on investments in unconsolidated joint ventures	(1,934)	—	(1,934)	—
Loss on business combinations	—	—	—	(395)
Interest expense	(14,768)	(13,225)	(30,279)	(25,988)
Interest and other income (expense)	14	353	99	(115)
Income tax expense and other taxes	(121)	(582)	(161)	(820)

Loss from continuing operations	(9,614)	(11,490)	(19,417)	(19,194)
Discontinued operations:
Operating income (loss) and other expenses	37	(463)	37	(989)
Gain (loss) on dispositions of real estate interests from discontinued operations	42	(165)	—	(171)

Income (loss) from discontinued operations	79	(628)	37	(1,160)

Loss before gain on dispositions of real estate interests	(9,535)	(12,118)	(19,380)	(20,354)
Gain on dispositions of real estate interests	—	—	—	16

Consolidated net loss of DCT Industrial Trust Inc.	(9,535)	(12,118)	(19,380)	(20,338)
Net loss attributable to noncontrolling interests	1,060	1,387	2,369	2,383

Net loss attributable to common stockholders	$(8,475)	$(10,731)	$(17,011)	$(17,955)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.04)	$(0.05)	$(0.07)	$(0.08)
Income (loss) from discontinued operations	0.00	0.00	0.00	(0.01)

Net loss attributable to common stockholders	$(0.04)	$(0.05)	$(0.07)	$(0.09)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	245,413	210,841	239,261	209,602

Second Quarter 2011 Supplemental Reporting Package	Page 3

Consolidated Balance Sheets

(unaudited, amounts in thousands)

	December 31, 2010	December 31, 2010
	June 30, 2011	December 31, 2010
ASSETS:
Operating properties	$3,087,901	$2,954,754
Properties under development	—	55,698
Properties under redevelopment	13,340	3,316
Pre-development and land held for development	24,041	23,668

Total investment in properties	3,125,282	3,037,436
Less accumulated depreciation and amortization	(584,716)	(528,705)

Net investment in properties	2,540,566	2,508,731
Investments in and advances to unconsolidated joint ventures	137,287	138,455

Net investment in real estate	2,677,853	2,647,186
Cash and cash equivalents	8,080	17,330
Notes receivable	1,138	1,222
Deferred loan costs, net	8,048	5,883
Straight-line rent and other receivables, net	39,383	33,278
Other assets, net	14,039	14,990

Total assets	$2,748,541	$2,719,889

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$33,117	$38,354
Distributions payable	19,021	17,458
Tenant prepaids and security deposits	21,398	20,759
Other liabilities	14,907	12,373
Intangible lease liability, net	18,163	18,748
Line of credit	96,000	51,000
Senior unsecured notes	710,000	735,000
Mortgage notes	376,664	425,359

Total liabilities	1,289,270	1,319,051
Total stockholders’ equity	1,259,282	1,196,102
Noncontrolling interests	199,989	204,736

Total liabilities and equity	$2,748,541	$2,719,889

Second Quarter 2011 Supplemental Reporting Package	Page 4

Funds From Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(8,475)	$(10,731)	$(17,011)	$(17,955)
Adjustments:
Real estate related depreciation and amortization	32,298	29,182	63,441	57,776
Equity in loss of unconsolidated joint ventures, net	1,126	349	2,483	907
Equity in FFO of unconsolidated joint ventures	719	1,223	1,036	2,676
Loss on business combinations	—	—	—	395
Gain on dispositions of real estate interests	—	(22)	—	(33)
Gain (loss) on dispositions of non-depreciated real estate	—	(4)	—	7
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,573)	(3,428)	(7,197)	(7,034)
FFO attributable to unitholders	2,262	2,060	4,523	4,707

FFO attributable to common stockholders and unitholders, basic and diluted	24,357	18,629	47,275	41,446

Adjustments:
Acquisition costs(1)	663	147	1,063	208
Debt modification costs	—	—	—	1,136
Impairment losses	1,892	4,743	1,934	4,743

FFO, as adjusted, attributable to common stockholders and unitholders, basic and diluted	$26,912	$23,519	$50,272	$47,533

FFO per common share and unit, basic and diluted	$0.09	$0.08	$0.18	$0.17

FFO, as adjusted, per common share and unit, basic and diluted	$0.10	$0.10	$0.19	$0.20

FFO weighted average common shares and units outstanding:
Common shares for earnings per share – basic	245,413	210,841	239,261	209,602
Participating securities	1,838	1,877	1,728	1,615
Units	25,100	26,367	25,310	26,855

FFO weighted average common shares, participating securities and units outstanding - basic	272,351	239,085	266,299	238,072
Dilutive common stock equivalents	505	441	507	434

FFO weighted average common shares, participating securities and units outstanding - diluted	272,856	239,526	266,806	238,506

(1)	Excluding amounts attributable to noncontrolling interests.

Second Quarter 2011 Supplemental Reporting Package	Page 5

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
NET OPERATING INCOME:(1)
Rental revenues	$63,264	$58,366	$125,598	$116,148
Rental expenses and real estate taxes	(17,955)	(17,225)	(36,089)	(34,944)

Net operating income(2)	$45,309	$41,141	$89,509	$81,204

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	59,288	56,985	59,288	56,985
Average occupancy	87.9%	80.9%	87.5%	81.1%
Occupancy as of period end	88.1%	81.5%	88.1%	81.5%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of the period end	58,940	53,317	58,940	53,317
Average occupancy	88.3%	85.5%	87.9%	85.8%
Occupancy as of period end	88.6%	85.9%	88.6%	85.9%
SAME STORE OPERATING PROPERTIES:(1)
Square feet in same store population	52,379	52,379	52,379	52,379
Average occupancy	88.6%	86.1%	88.3%	86.5%
Occupancy as of period end	88.9%	86.6%	88.9%	86.6%
Rental revenues	$56,301	$56,791	$112,199	$113,639
Rental expenses and real estate taxes	(16,074)	(16,195)	(32,169)	(32,982)

Same store net operating income	40,227	40,596	80,030	80,657
Less: revenue from lease terminations	(134)	(23)	(188)	(57)

Net operating income (excluding revenue from lease terminations)	40,093	40,573	79,842	80,600

Less: straight-line rents, net of related bad debt expense	(1,264)	(1,360)	(3,256)	(2,935)
Add back: amortization of above/(below) market rents	(97)	80	(187)	188

Cash net operating income (excluding revenue from lease terminations)	$38,732	$39,293	$76,399	$77,853

Net operating income growth (excluding revenue from lease terminations)	(1.2)%	—	(0.9)%	—
Cash net operating income growth (excluding revenue from lease terminations)	(1.4)%	—	(1.9)%	—
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$2,030	$1,446	$5,132	$2,897
Straight-line rent receivable (balance sheet)(3)	$32,391	$24,300	$32,391	$24,300
Net amortization of above/(below) market rents - increase (decrease) to revenue(3)	$67	$(74)	$163	$(329)
Capitalized interest	$912	$477	$1,673	$1,402
Stock-based compensation amortization	$1,283	$1,211	$2,664	$2,348
Revenue from lease terminations(3)	$134	$283	$188	$317
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$366	$435	$597	$724
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital (including repositioning)	$3,897	$6,016	$6,495	$10,043
Building and land improvements	4,188	2,717	6,478	4,542
Tenant improvements and leasing costs (including make-ready)	6,048	4,945	10,909	6,621

Total capital expenditures	$14,133	$13,678	$23,882	$21,206

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

Second Quarter 2011 Supplemental Reporting Package	Page 6

Property Overview

As of June 30, 2011

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING
Atlanta	51	100.0%	6,514	11.1%	91.9%	$17,848		9.2%
Baltimore/Washington D.C	17	99.3%	2,057	3.5%	83.7%	9,091		4.7%
Central Pennsylvania	8	100.0%	1,453	2.5%	84.6%	4,556		2.3%
Charlotte	10	100.0%	1,006	1.7%	75.1%	1,712		0.9%
Chicago	18	100.0%	3,462	5.9%	90.2%	8,608		4.4%
Cincinnati	32	100.0%	4,491	7.6%	78.4%	12,205		6.3%
Columbus	14	100.0%	4,301	7.3%	81.8%	9,639		4.9%
Dallas	46	100.0%	4,288	7.3%	88.6%	14,552		7.5%
Denver	1	100.0%	160	0.3%	100.0%	884		0.4%
Houston	41	100.0%	2,963	5.0%	92.9%	14,583		7.5%
Indianapolis	7	100.0%	2,299	3.9%	77.8%	6,169		3.2%
Kansas City	1	100.0%	225	0.4%	100.0%	842		0.4%
Louisville	4	100.0%	1,330	2.2%	92.5%	3,417		1.8%
Memphis	11	100.0%	5,218	8.9%	100.0%	15,420		7.9%
Mexico	15	100.0%	1,653	2.8%	93.3%	6,138		3.1%
Miami	6	100.0%	762	1.3%	89.1%	5,819		3.0%
Minneapolis	3	100.0%	356	0.6%	96.4%	1,732		0.9%
Nashville	5	100.0%	2,826	4.8%	85.0%	5,099		2.6%
New Jersey	12	100.0%	1,669	2.8%	87.6%	7,779		4.0%
Northern California	24	100.0%	2,528	4.3%	82.2%	11,707		6.0%
Orlando	17	100.0%	1,443	2.4%	77.5%	4,266		2.2%
Phoenix	14	100.0%	1,718	2.8%	86.7%	4,852		2.5%
San Antonio	15	100.0%	1,349	2.3%	94.7%	4,140		2.1%
Seattle	8	100.0%	1,300	2.2%	95.5%	6,435		3.3%
Southern California	26	88.2%	3,569	6.1%	99.2%	17,380		8.9%

Total/weighted average - operating properties	406	99.3%	58,940	100.0%	88.6%	$194,873		100.0%

CONSOLIDATED REDEVELOPMENT
Chicago	1	100.0%	156	44.7%	35.0%	$189		N/A
Southern California	1	100.0%	192	55.3%	—	—		N/A

Total/weighted average – redevelopment properties	2	100.0%	348	100.0%	15.6%	$189		N/A

Total/weighted average - consolidated properties	408	99.3%	59,288	N/A	88.1%	$195,062	(3)	N/A

Continued on next page

See footnote definitions on next page.

Second Quarter 2011 Supplemental Reporting Package	Page 7

Property Overview

(continued)

As of June 30, 2011

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES
IDI (Chicago, Nashville, Northern California, Savannah)	4	50.0%	1,931	49.3%	20.2%	—	N/A
Southern California Logistics Airport(4)	6	50.0%	1,983	50.7%	43.6%	3,485	N/A

Total/weighted average	10	50.0%	3,914	100.0%	32.1%	3,485	N/A

OPERATING PROPERTIES IN FUNDS
Atlanta	2	17.2%	703	5.1%	80.4%	1,391	3.1%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,705	10.4%
Charlotte	1	4.4%	472	3.3%	100.0%	1,510	3.3%
Chicago	4	18.1%	1,525	10.8%	100.0%	5,968	13.1%
Cincinnati	5	11.9%	1,847	13.1%	96.4%	4,376	9.6%
Columbus	2	6.3%	451	3.2%	71.6%	1,190	2.6%
Dallas	4	16.8%	1,726	12.2%	87.1%	4,049	8.9%
Denver	5	20.0%	773	5.5%	92.3%	3,119	6.7%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,785	3.9%
Kansas City	1	11.4%	180	1.3%	100.0%	711	1.6%
Louisville	5	10.0%	900	6.4%	92.9%	2,818	6.2%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,331	5.2%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,299	5.1%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,807	8.4%
New Jersey	2	10.7%	216	1.5%	83.0%	968	2.1%
Northern California	1	4.4%	396	2.8%	100.0%	1,758	3.9%
Orlando	2	20.0%	696	4.9%	82.7%	2,701	5.9%

Total/weighted average – fund operating properties	45	14.1%	14,101	100.0%	91.9%	45,486	100.0%

Total/weighted average – unconsolidated properties	55	21.9%	18,015	100.0%	78.9%	$48,971	N/A

OPERATING PROPERTIES ASSET-MANAGED ONLY
Atlanta	1	N/A	491	100.0%	100.0%	N/A	N/A

SUMMARY
Total/weighted average - consolidated/ unconsolidated operating properties	461	N/A	76,955	98.9%	86.3%	$243,844	N/A
Total/weighted average - consolidated redevelopment properties	2	N/A	348	0.5%	15.6%	189	N/A
Total/weighted average - asset managed only properties	1	N/A	491	0.6%	100.0%	N/A	N/A

Total/weighted average - all properties	464	N/A	77,794	100.0%	86.1%	$244,033	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $3.8 million based on the first month’s cash base rent.
(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows, after return of our initial cash equity.

Second Quarter 2011 Supplemental Reporting Package	Page 8

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
FOUR QUARTERS ROLLING
New	136	4,515	-14.3%	-7.6%	50	$11,695	$2.59
Renewal	183	8,572	-9.6%	-5.7%	36	10,372	1.21
Development and redevelopment	8	907	N/A	N/A	84	N/A	N/A

Total/Weighted Average	327	13,994	-10.2%	-6.0%	44	$22,067	$1.68

Weighted Average Retention	75.8%

SECOND QUARTER 2011
New	39	1,221	-12.8%	-5.3%	50	$2,700	$2.21
Renewal	50	2,572	-3.9%	-0.8%	36	2,855	1.11
Development and redevelopment	2	227	N/A	N/A	57	N/A	N/A

Total/Weighted Average	91	4,020	-5.4%	-1.6%	42	$5,555	$1.47

Weighted Average Retention	69.8%

YEAR TO DATE 2011
New	70	2,447	-12.5%	-6.3%	67	$6,337	$2.59
Renewal	92	4,298	-8.7%	-5.4%	40	5,630	1.31
Development and redevelopment	2	227	N/A	N/A	57	N/A	N/A

Total/Weighted Average	164	6,972	-9.3%	-5.5%	50	$11,967	$1.77

Weighted Average Retention	70.5%

Lease Expirations for Consolidated Properties as of June 30, 2011(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2011(4)	3,593	$15,872	7.4%
2012	11,075	43,393	20.2%
2013	9,213	40,296	18.7%
2014	7,674	30,236	14.1%
2015	7,042	28,046	13.0%
Thereafter	13,660	57,161	26.6%

Total occupied	52,257	$215,004	100.0%

Available / leased not occupied	7,031

Total consolidated properties	59,288

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Second Quarter 2011 Supplemental Reporting Package	Page 9

Acquisition and Disposition Summary

For the Six Months Ended June 30, 2011

	Property Name	Size (square feet)	Occupancy at Acquisition/Disposition	Market
ACQUISITIONS:
January	Palmyrita (2 buildings)(1)	191,000	88.5%	Southern California
January	6th & Rochester(1)	173,000	100.0%	Southern California
January	101 Railroad Avenue	330,000	100.0%	New Jersey
January	13780 Central Avenue(2)	190,000	—	Southern California
February	8551 NW 30th Terrace	100,000	100.0%	Miami
March	3001 Directors Row	50,000	100.0%	Orlando
April	450 S Lombard Road(2)	156,000	35.0%	Chicago
April	8190 Byron Rd.	72,000	100.0%	Southern California
June	4625 N 45th Ave.	245,000	100.0%	Phoenix
Total YTD Purchase Price - $73.5 million(3)

DISPOSITIONS:

None.

(1)	DCT consolidates these properties with a 52.6% weighted average ownership.
(2)	Acquisition of redevelopment property.
(3)	Amounts are based on gross purchase price and include noncontrolling interest’s share of $9.8 million.

Second Quarter 2011 Supplemental Reporting Package	Page 10

Development Overview

As of June 30, 2011

Project	Market
PREDEVELOPMENT:
8th & Vineyard (19.3 acres)	Southern California
LAND HELD(1) (2):
Various – 107.7 Acres	Cincinnati, Baltimore/Washington, Indianapolis, Reno, Orlando
TOTAL BOOK COST - $24.0 million

(1)	Excludes 47 acres of land in Atlanta held by our IDI/DCT Buford unconsolidated joint venture.
(2)

This excludes our investment in our unconsolidated joint venture, Stirling Capital Investments (SCLA). This land is entitled for industrial development surrounding the Southern California Logistics Airport located in the Inland Empire submarket of Southern California:

	Acquired	Available for Development	In Service	Sold
Phase I (Acres)	360	209	98	53

The SCLA joint venture has master development agreements giving it certain development rights to approximately 4,000 acres surrounding the former George Air Force Base.

Second Quarter 2011 Supplemental Reporting Package	Page 11

Indebtedness

(dollar amounts in thousands)

As of June 30, 2011

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 6/30/2011
SENIOR UNSECURED NOTES:
2013 Notes, fixed rate	6.11%	6.36%	June 2013	$175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	2.29%	2.29%	June 2015	175,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	6.52%	6.52%	June 2018	41,500
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.95%	6.95%	June 2021	77,500

				710,000

MORTGAGE NOTES:
Fixed rate secured debt	5.87%	5.68%	Oct. 2011 – Aug. 2025	348,646
Variable rate secured debt	1.39%	1.39%	October 2011	25,237
Premiums (discounts), net of amortization				2,781

				376,664

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	2.09%	2.09%	June 2015	96,000

Total carrying value of consolidated debt				$1,182,664

Fixed rate debt	6.02%	6.01%		75%
Variable rate debt	2.15%	2.15%		25%

Weighted average interest rate	5.04%	5.04%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional Funds				$32,227
SCLA				29,983

				$62,210

Scheduled Principal Payments of Debt as of June 30, 2011 (excluding premiums)(4)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2011	$—	$81,452	$—	$81,452
2012	—	57,782	—	57,782
2013	175,000	43,742	—	218,742
2014	50,000	6,206	—	56,206
2015	215,000	47,822	96,000	358,822
2016	50,000	5,180	—	55,180
2017	51,000	5,522	—	56,522
2018	41,500	5,580	—	47,080
2019	—	50,150	—	50,150
2020	50,000	61,981	—	111,981
Thereafter	77,500	8,466	—	85,966

Total	$710,000	$373,883	$96,000	$1,179,883

(1)	The $175 million term loan agreement bears interest at either 0.08% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)	The $300 million senior unsecured revolving credit facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio.
(3)	Based on DCT’s ownership as of June 30, 2011.
(4)	On August 1, 2011 we issued $225 million of new fixed rate, senior unsecured notes through a private placement. These senior unsecured notes have a weighted average maturity of 8.5 years and a weighted average interest rate of 4.93%.

Hedges: As of June 30, 2011, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

Second Quarter 2011 Supplemental Reporting Package	Page 12

Capitalization and Fixed Charge Coverage

(dollar amounts in thousands, except share price)

Capitalization at June 30, 2011

Description	Shares or Units (1)		Share Price	Market Value
	(in thousands	)
Common shares outstanding	245,552		$5.23	$1,284,237
Operating partnership units outstanding	24,466		$5.23	127,957

Total equity market capitalization				1,412,194

Consolidated debt				1,182,664
Less: Noncontrolling interests’ share of consolidated debt(2)				(6,828)
Proportionate share of debt related to unconsolidated joint ventures				62,210

DCT share of total debt				1,238,046

Total market capitalization				$2,650,240

DCT share of total debt to total market capitalization				46.7%

Fixed Charge Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Net loss attributable to common stockholders	$(8,475)	$(10,731)	$(17,011)	$(17,955)
Interest expense(3)	14,768	13,248	30,279	26,036
Proportionate share of interest expense from unconsolidated joint ventures	770	731	1,609	1,357
Real estate related depreciation and amortization(3)	32,298	29,182	63,441	57,776
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,576	1,406	3,002	2,977
Income tax expense and other taxes(3)	121	582	161	820
Stock-based compensation amortization	1,283	1,211	2,664	2,348
Noncontrolling interests(3)	(1,060)	(1,387)	(2,369)	(2,383)
Loss on business combinations	—	—	—	395
Non-FFO gains on dispositions of real estate interests	—	(26)	—	(26)
Impairment losses (3)(4)	1,892	4,743	1,934	4,743

Adjusted EBITDA	$43,173	$38,959	$83,710	$76,088

CALCULATION OF FIXED CHARGES
Interest expense (3)	$14,768	$13,248	$30,279	$26,036
Capitalized interest	912	477	1,673	1,402
Amortization of loan costs and debt premium/discount	(268)	(258)	(481)	(567)
Proportionate share of interest expense from unconsolidated joint ventures	770	731	1,609	1,357

Total fixed charges	$16,182	$14,198	$33,080	$28,228

Fixed charge coverage	2.7	2.7	2.5	2.7

(1)	Excludes 1.5 million unvested Long-Term Incentive Plan Units, 0.4 million shares of unvested Restricted Stock and 0.2 million unvested Phantom Shares outstanding as of June 30, 2011.
(2)	Amount includes only the portion of consolidated property level debt related to properties in which we do not have a 100% ownership.
(3)	Includes amounts related to discontinued operations.
(4)	Includes impairment losses on investments in unconsolidated joint ventures.

Second Quarter 2011 Supplemental Reporting Package	Page 13

Institutional Capital Management Summary

(dollar amounts in thousands)

Statements of Operations

	For the Six Months Ended June 30, 2011
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan
REVENUES:
Total rental revenues	$$4,876	$$8,524	$3,934	$1,617	$10,459

EXPENSES:
Rental expenses	439	750	359	179	1,023
Real estate taxes	720	1,336	676	162	1,518
Depreciation and amortization	2,286	4,158	1,695	719	6,106
General and administrative	293	45	8	4	395

Total expenses	3,738	6,289	2,738	1,064	9,042
Interest expense	(2,706)	(3,847)	(1,735)	(462)	—
Taxes	(30)	(5)	(16)	(11)	5

Net income (loss)	$(1,598)	$(1,617)	$(555)	$80	$1,422

Rental revenues	$4,876	8,524	$3,934	$1,617	10,459
Rental expenses and real estate taxes	1,159	2,086	1,035	341	2,541

Net operating income	$3,717	$6,438	$2,899	$1,276	$7,918

Data by Fund as of June 30, 2011:	Number of Buildings	Square Feet (In thousands)	Occupancy Percentage	DCT Ownership
Boubyan Fund I	6	2,647	84.6%	20.0%
TRT-DCT JV I .	14	3,673	92.6%	4.4%
TRT-DCT JV II	6	1,925	95.7%	11.4%
TRT-DCT JV III	5	900	92.9%	10.0%
JP Morgan	14	4,956	93.6%	20.0%

Total/weighted average	45	14,101	91.9%	14.1%

Balance Sheets

	As of June 30, 2011
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan
Total investment in properties	$125,399		$214,863		$99,435		$31,196		$288,225
Accumulated depreciation and amortization	(25,501)		(39,869)		(17,023)		(4,206)		(44,617)

Net investment in properties	99,898		174,994		82,412		26,990		243,608
Cash and cash equivalents	1,639		1,789		1,411		334		3,126
Other assets	2,753		3,241		1,749		465		4,924

Total assets	$104,290		$180,024		$85,572		$27,789		$251,658

Other liabilities	$1,994		$4,370		$2,073		$690		$3,959
Secured debt maturities – 2014	—		—		39,725	(3)	—		—
Secured debt maturities – 2015	—		45,013	(2)	10,306	(3)	—		—
Secured debt maturities thereafter	95,500	(1)	85,000	(2)	4,836	(3)	11,995	(4)	—

Total secured debt	95,500		130,013		54,867		11,995		—

Total liabilities	97,494		134,383		56,940		12,685		3,959
Members’ capital	6,796		45,641		28,632		15,104		247,699

Total liabilities and members’ capital	$104,290		$180,024		$85,572		$27,789		$251,658

(1)

Debt currently has a stated interest rate of 5.6% and requires interest only payments until 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036.

(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $12.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.76%. $32.1 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.3 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%. $4.8 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%.

(4)	$12.0 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

Second Quarter 2011 Supplemental Reporting Package	Page 14

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets. Repositioning capital is defined as substantial building improvements on which the Company expects to earn incremental returns but which do not qualify as a Redevelopment.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses. We believe that FFO excluding severance, acquisition costs and debt modification costs, which are non-routine items, and impairment losses is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results without taking into account the unrelated impairment losses relating to the decrease in value of certain real estate assets and investments in unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Net Effective Rate:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Second Quarter 2011 Supplemental Reporting Package	Page 15

Definitions

(Continued)

Net Debt to Total Gross Assets:

Net debt is defined as the total of senior unsecured notes, mortgage notes and senior unsecured line of credit, less cash and cash equivalents and mortgage premiums, net. Total gross assets is defined as total assets plus accumulated depreciation and amortization less cash and cash equivalents. We believe that this percentage, calculated using debt, reduced for existing cash balances, mortgage premiums, net and total assets, reduced for existing cash balances, plus accumulated depreciation and amortization, is a useful supplemental measure of our leverage. The ratio of net debt to total gross assets is net debt divided by total gross assets (in thousands).

	As of
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Net debt:
Senior unsecured notes, mortgage notes and senior unsecured line of credit	$1,154,608	$1,152,176	$1,211,359	$1,156,424	$1,182,664
Less cash and cash equivalents	(20,229)	(15,043)	(17,330)	(9,366)	(8,080)
Less mortgage premiums, net	(2,755)	(2,472)	(3,550)	(3,266)	(2,781)

Net debt	$1,131,624	$1,134,661	$1,190,479	$1,143,792	$1,171,803

Total gross assets:
Total assets	$2,630,797	$2,622,784	$2,719,889	$2,749,666	$2,748,541
Less cash and cash equivalents	(20,229)	(15,043)	(17,330)	(9,366)	(8,080)
Add back accumulated depreciation and amortization	488,643	508,820	528,705	557,438	584,716

Total gross assets	$3,099,211	$3,116,561	$3,231,264	$3,297,738	$3,325,177

Net debt to total gross assets	36.5%	36.4%	36.8%	34.7%	35.2%

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Consolidated Operating Data
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Reconciliation of NOI to loss from continuing operations:
Loss from continuing operations	$(9,614)	$(11,490)	$(19,417)	$(19,194)
Income tax expense and other taxes	121	582	161	820
Interest and other (income) expense	(14)	(353)	(99)	115
Interest expense	14,768	13,225	30,279	25,988
Equity in loss of unconsolidated joint ventures, net	1,126	349	2,483	907
General and administrative	7,063	6,362	14,119	12,394
Real estate related depreciation and amortization	32,298	28,948	63,441	57,228
Loss on business combinations	—	—	—	395
Impairment losses	1.934	4,556	1,934	4,556
Casualty gains	(1,244)	—	(1,244)	—
Institutional capital management and other fees	(1,129)	(1,038)	(2,148)	(2,005)

Total net operating income	45,309	41,141	89,509	81,204
Less net operating income- non-same store properties	(5,082)	(545)	(9,479)	(547)

Same store GAAP net operating income	40,227	40,596	80,030	80,657
Less revenue from lease terminations	(134)	(23)	(188)	(57)

Same store net operating income, excluding revenue from lease terminations	40,093	40,573	79,842	80,600
Less straight-line rents, net of related bad debt expense	(1,264)	(1,360)	(3,256)	(2,935)
Add back amortization of above/(below) market rents	(97)	80	(187)	188

Same store cash net operating income, excluding revenue from lease terminations	$38,732	$39,293	$76,399	$77,853

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for sale properties are excluded.

Same Store Change Year over Year:

The change in GAAP same store NOI and cash same store NOI is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the earliest period presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

Second Quarter 2011 Supplemental Reporting Package	Page 16

Definitions

(Continued)

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Reconciliation of NOI to Loss from continuing operations:
Loss from continuing operations	$(11,490)	$(8,866)	$(12,146)	$(9,803)	$(9,614)
Income tax expense (benefit) and other taxes	582	236	(138)	40	121
Interest and other (income) expense	(353)	(227)	(244)	(85)	(14)
Interest expense	13,225	15,493	15,423	15,511	14,768
Equity in loss of unconsolidated joint ventures, net	349	1,342	786	1,357	1,126
General and administrative	6,362	5,772	6,735	7,056	7,063
Real estate related depreciation and amortization	28,948	28,559	29,368	31,143	32,298
Loss on business combinations and impairment losses	4,556	—	4,316	—	1,934
Casualty gains	—	—	—	—	(1,244)
Institutional capital management and other fees	(1,038)	(734)	(1,082)	(1,019)	(1,129)

Total GAAP net operating income	41,141	41,575	43,018	44,200	45,309
Less net operating income- non-same store properties	(2,090)	(2,729)	(3,716)	(6,263)	(6,773)

Same store net operating income	39,051	38,846	39,302	37,937	38,536
Less revenue from lease terminations	(13)	(273)	(104)	(55)	(134)

Same store GAAP net operating income, excluding revenue from lease terminations	39,038	38,573	39,198	37,882	38,402
Less straight-line rents, net of related bad debt expense	(1,120)	(138)	(741)	(1,912)	(1,203)
Add back amortization of above/(below) market rents	175	106	79	25	20

Same store cash net operating income, excluding revenue from lease terminations	$38,093	$38,541	$38,536	$35,995	$37,219

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
Reconciliation of NOI to Loss from continuing operations:
Income (loss) from continuing operations	$(5,645)	$(18,088)	$(3,811)	$(7,704)	$(11,490)
Income tax expense (benefit) and other taxes	661	470	(178)	238	582
Interest and other (income) expense	(767)	(353)	(364)	469	(353)
Interest expense	13,327	13,487	12,576	12,763	13,225
Equity in (income) loss of unconsolidated joint ventures, net	1,615	400	(533)	558	349
General and administrative	6,454	9,081	8,221	6,032	6,362
Real estate related depreciation and amortization	27,702	27,582	28,516	28,281	28,948
Loss on business combinations	—	10,156	169	395	4,556
Institutional capital management and other fees	(680)	(701)	(653)	(967)	(1,038)

Total GAAP net operating income	42,667	42,034	43,943	40,065	41,141
Less net operating income- non-same store properties	(873)	(1,049)	(2,148)	(1,847)	(2,090)

Same store net operating income	41,794	40,985	41,795	38,218	39,051
Less revenue from lease terminations	(46)	(408)	(167)	(34)	(13)

Same store GAAP net operating income, excluding revenue from lease terminations	41,748	40,577	41,628	38,184	39,038
Less straight-line rents, net of related bad debt expense	(320)	(281)	34	(982)	(1,120)
Add back amortization of above/(below) market rents	191	226	173	202	175

Same store cash net operating income, excluding revenue from lease terminations	$41,619	$40,522	$41,835	$37,404	$38,093

Change in (GAAP) same store NOI	(6.5)%	(4.9)%	(5.8)%	(0.8)%	(1.6)%

Change in cash same store NOI	(8.5)%	(4.9)%	(7.9)%	(3.8)%	(2.3)%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Second Quarter 2011 Supplemental Reporting Package	Page 17